EXHIBIT 10.2

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

This is an Assignment, Assumption and Recognition Agreement (the “Agreement”) made as of the 21st day of March, 2013, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), Christiana Trust, a division of Wilmington Savings Fund Society, FSB, a federal savings bank, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of March 1, 2013 (the “Pooling and Servicing Agreement”), and First Republic Bank, a California-chartered bank (the “Bank”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) now serviced by the Bank (together with its successors and assigns, the “Servicer”) for Assignor and its successors and assigns pursuant to the Flow Mortgage Loan Sale and Servicing Agreement dated as of July 1, 2010, between Assignor and the Bank (the “Sale and Servicing Agreement”) and the servicing thereof shall be subject to the terms of the Sale and Servicing Agreement as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Sale and Servicing Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment and Assumption

1.          Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to the Mortgage Loans, together with its obligations as “Purchaser” to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor and assumes such obligations.

2.          Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to the Mortgage Loans, together with its obligations as “Purchaser” to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Sale and Servicing Agreement, and Assignee hereby accepts such assignment from Depositor and assumes such obligations.

3.          Assignee agrees to be bound, as “Purchaser,” by all of the terms, covenants and conditions of the Sale and Servicing Agreement relating to the Mortgage Loans, and from and after the date hereof, Assignee assumes for the benefit of each of Assignor, Depositor and the Bank all of Assignor's obligations as Purchaser thereunder in respect of the Mortgage Loans, and Assignor is released from such obligations.

4.          The Bank hereby acknowledges the foregoing assignments and assumptions and agrees that Assignee shall be the “Purchaser” under the Sale and Servicing Agreement with respect to the Mortgage Loans.

Representations and Warranties

5.          Assignor warrants and represents to, and covenants with, Depositor, Assignee and the Bank as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Sale and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          Assignor is the lawful owner of its interests, rights and obligations under the Sale and Servicing Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of such interests, rights and obligations to Assignee as contemplated herein, Assignee shall have good title to all of Assignee's interests, rights and obligations under the Sale and Servicing Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c)          There are no offsets, counterclaims or other defenses available to the Bank with respect to the Sale and Servicing Agreement;

(d)          Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Sale and Servicing Agreement;

(e)          Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

2

(f)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

6.          Depositor warrants and represents to, and covenants with, Assignor, Assignee and the Bank that as of the date hereof:

(a)          Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b)          Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

7.          Assignee warrants and represents to, and covenants with, Assignor, Depositor and the Bank that as of the date hereof:

(a)          Assignee is a federal savings bank duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

3

(b)          Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

8.          The Bank warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

(a)          Attached hereto as Attachment 2 is a true and accurate copy of the Sale and Servicing Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b)          The Bank is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to service the Mortgage Loans pursuant to and otherwise to perform its obligations under the Sale and Servicing Agreement;

(c)          The Bank has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of the Bank’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Bank’s charter or by-laws or any legal restriction, or any material agreement or instrument to which the Bank is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Bank or its property is subject. The execution, delivery and performance by the Bank of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of the Bank. This Agreement has been duly executed and delivered by the Bank and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of the Bank enforceable against the Bank in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

4

(d)          No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Bank in connection with the execution, delivery or performance by the Bank of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated Bank Representations and Warranties

9.          The Bank hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Sale and Servicing Agreement with respect to each Mortgage Loan as of the related Closing Date (as such term is defined in the Sale and Servicing Agreement) and (b) the representations and warranties set forth in Subsection 7.02 of the Sale and Servicing Agreement as of the date hereof, with respect to each Mortgage Loan, in each case as if such representations and warranties were set forth herein in full.

In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the date specified, Assignee shall be entitled to all the remedies under the Sale and Servicing Agreement, subject to the rights of the Controlling Holder pursuant to Section 13.

Repurchase by Assignor Upon Certain Breaches of Representations and Warranties

10.          (a)          Assignor hereby covenants and agrees that, if a breach of any representation and warranty set forth in Subsection 7.01 of the Sale and Servicing Agreement exists on the date hereof that materially and adversely affects the value of any Mortgage Loan or the interest of Assignee in any Mortgage Loan and such breach did not exist as of the Closing Date of that Mortgage Loan, Assignor shall have a period of 60 days from the earlier of either discovery by or receipt of written notice from Assignee to Assignor of such breach within which to correct or cure such breach. Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis. A breach of representations and warranties in Subsections 7.01(h), (bb), and (vv) of the Sale and Servicing Agreement shall be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Assignee therein. Assignor hereby covenants and agrees that if any breach cannot be corrected or cured within such 60 day period, then Assignor shall, at its option, (i) substitute a mortgage loan for the defective Mortgage Loan in accordance with the Sale and Servicing Agreement, (ii) repurchase the related Mortgage Loan at the Repurchase Price or (iii) except for a breach of a representation and warranty in Subsection 7.01(bb) of the Sale and Servicing Agreement, make an indemnification payment in an amount equal to the reduction in value of such Mortgage Loan as a result of such breach not later than 90 days after its discovery or receipt of notice of such breach and in the case of clauses (ii) and (iii) above, by wire transfer of immediately available funds to such account as Assignee shall specify to Assignor.

5

(b)          Assignor and Assignee agree that the resolution of any controversy or claim arising out of or relating to an obligation or alleged obligation of Assignor to repurchase a Mortgage Loan or Mortgage Loans pursuant to Section 10(a) above shall be by Arbitration administered by the American Arbitration Association. If any such controversy or claim has not been resolved to the satisfaction of both Assignor and Assignee, either party may commence Arbitration to resolve the dispute; provided that a party may commence Arbitration with respect to one or more unresolved allegations only during the months of January, April, July and October, and all matters with respect to which Arbitration has been commenced in any such month shall be heard in a single Arbitration in the immediately following month or as soon as practicable thereafter; and provided further that if any Arbitration arising out of or relating to an obligation or alleged obligation of the Bank to repurchase a Mortgage Loan relating to the same representation and warranty, has commenced and is continuing, then such Arbitration shall be joined with the Arbitration commenced hereunder.

(c)          To commence Arbitration, the moving party shall deliver written notice to the other party that it has elected to pursue Arbitration in accordance with this Section 10, provided that if Assignor has not responded to Assignee's notification of a breach of a representation and warranty, Assignee shall not commence Arbitration with respect to that breach before 60 days following such notification in order to provide Assignor with an opportunity to respond to such notification. Within ten Business Days after a party has provided notice that it has elected to pursue Arbitration, each party may submit the names of one or more proposed Arbitrators to the other party in writing. If the parties have not agreed on the selection of an Arbitrator within five Business Days after the first such submission, then the party commencing Arbitration shall, within the next five Business Days, notify the American Arbitration Association in San Francisco, California and request that it appoint a single Arbitrator with experience in arbitrating disputes arising in the financial services industry.

(d)          It is the intention of the parties that Arbitration shall be conducted in as efficient and cost-effective a manner as is reasonably practicable, without the burden of discovery. Accordingly, the Arbitrator will resolve the dispute on the basis of a review of the written correspondence between the parties (including any supporting materials attached to such correspondence) conveyed by the parties to each other in connection with the dispute prior to the delivery of notice to commence Arbitration; however, upon a showing of good cause, a party may request the Arbitrator to direct the production of such additional information, evidence and/or documentation from the parties that the Arbitrator deems appropriate. If requested by the Arbitrator or any party, any hearing with respect to an Arbitration shall be conducted by video conference or teleconference except upon the agreement of both parties or the request of the Arbitrator.

(e)          The finding of the Arbitrator shall be final and binding upon the parties. Judgment upon any arbitration award rendered may be entered and enforced in any court of competent jurisdiction. The costs of the Arbitrator shall be shared equally between both parties. Each party, however, shall bear its own attorneys fees and costs in connection with the Arbitration.

6

Recognition of Assignee

11.         (a)          From and after the date hereof, subject to Sections 13 and 14 below, the Bank shall recognize Assignee as owner of the Mortgage Loans and will service the Mortgage Loans and perform its obligations hereunder for the benefit of the Assignee in accordance with the Sale and Servicing Agreement, as modified hereby or as may be amended from time to time, as if Assignee and the Bank had entered into a separate servicing agreement for the purchase and servicing of the Mortgage Loans, the terms of which are incorporated herein by reference, as amended by this Agreement.

(b)          It is the intention of Assignor, Depositor, the Bank and Assignee that this Agreement, which includes the Sale and Servicing Agreement, shall constitute a separate and distinct servicing agreement, and the entire servicing agreement, between the Bank and Assignee to the extent of the Mortgage Loans and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto.

12.         The Mortgage Loans shall be serviced by the Bank for Assignee in accordance with all applicable state, federal and local laws as well as in conformity with the provisions of the applicable Mortgages and Mortgage Notes, and pursuant to the terms and conditions of this Agreement.

Continuing Rights and Responsibilities

13.         (a)          Controlling Holder Rights. The Bank agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will assume all of Assignee's rights and all related responsibilities as Purchaser under each of the following sections of the Sale and Servicing Agreement:

Sale and Servicing Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

11.20	Seller and Servicer Shall Provide Access and Information as Reasonably Required

(b)          Notwithstanding Sections 1 and 2 above, Assignor reserves its rights under, and does not assign to Assignee or Depositor, the ongoing rights to take action and the responsibilities of the Purchaser under the sections of the Sale and Servicing Agreement listed below:

7

Sale and Servicing Agreement:

Subsection	Matter
7.05	Purchase Price Protection

Addendum I	Regulation AB Compliance Addendum

(c)          In addition, the Bank agrees to furnish to Assignor and to Wells Fargo Bank, N.A., as master servicer or securities administrator under the Pooling and Servicing Agreement (the “Master Servicer”), copies of reports, notices, statements and other communications required to be delivered to the Purchaser by the Bank pursuant to any of the sections of the Sale and Servicing Agreement referred to above and under the following sections, at the times therein specified:

Sale and Servicing Agreement:

Subsection

11.09	Transfer of Accounts

11.16	Statements to the Purchaser

Subsection 2.04 of Addendum I	Servicer Compliance Statement

Subsection 2.05 of Addendum I	Report on Assessment of Compliance and Attestation

(d)          If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights and responsibilities assumed by the Controlling Holder pursuant to Section 13(a) shall terminate and revert to Assignee. Assignor will provide thirty (30) days notice to the Bank of any such termination of which Assignor has knowledge. Upon the first exercise of an enforcement of any rights pursuant to Section 13(a), Assignee shall notify (or cause the Master Servicer to notify) the Bank that there is no longer a Controlling Holder.

8

Amendments to Sale and Servicing Agreement

14.         The parties agree that the Sale and Servicing Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)          Definitions.

(i)          The definitions of “Arbitration,” “Business Day,” “Eligible Account,” “Eligible Investment,” “Opinion of Counsel,” “Rating Agencies,” “Repurchase Price” and “Servicing Fee Rate” set forth in Section 1 of the Sale and Servicing Agreement shall be deleted and replaced in their entirety as follows, and the following definitions of “Affiliate,” “Clean-up Call,” “Controlling Holder,” “Principal Forbearance Amount,” “Securities Administrator” and “Servicing Modification” shall be added to Section 1 of the Sale and Servicing Agreement:

Affiliate: With respect to any specified Person, another Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in San Francisco, California or other place mutually acceptable to the parties to the arbitration.

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Delaware, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Clean-up Call: The optional purchase of the mortgage loans subject to the Pooling and Servicing Agreement and all property acquired in respect of any such mortgage loan remaining in the trust fund created pursuant to the Pooling and Servicing Agreement on any date on which the aggregate stated principal balance is less than 10% of the aggregate stated principal balance as of March 1, 2013, in accordance with the Pooling and Servicing Agreement.

9

Controlling Holder: At any time, the holder of the majority of the class principal amount of the most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement or, if the class principal amount of the most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement is zero, the holder of the majority of the class principal amount of the second most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement. If the class principal amount of the second most subordinate class of certificates issued pursuant to the Pooling and Servicing Agreement is zero, then no entity will have any rights as a Controlling Holder.

Eligible Account: Any account or accounts maintained with a federal or state chartered depository institution or trust company the debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) satisfy each of the following criteria: (1) the short-term unsecured debt obligations of such entity are rated in the highest rating category of Fitch Ratings, Inc. (“Fitch”) and Standard & Poor’s Ratings Services (“S&P”) and the long-term unsecured debt obligations of such entity are rated in one of the two highest rating categories of Fitch and S&P and (2) if the unsecured debt obligations of such entity are rated by Kroll Bond Rating Agency, Inc. (“KBRA”), then the short-term unsecured debt obligations of such entity are rated in the highest rating category of KBRA and the long-term unsecured debt obligations of such entity are rated in one of the three highest rating categories of KBRA. If the ratings no longer satisfy each of these criteria, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade. Eligible Accounts may bear interest.

Eligible Investments: At any time, any one or more of the following obligations and securities:

(i)          direct obligations of, and obligations fully guaranteed by the United States of America which are backed by the full faith and credit of the United States of America;

10

(ii)         (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in the highest rating category by the Rating Agencies for long-term unsecured debt with a maturity of more than one year or in the highest rating category by the Rating Agencies with respect to short-term obligations (provided that, short-term obligations with a maturity of at least 60 days are rated “A-1+” by S&P) and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iii)        repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)        securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating category by the Rating Agencies for long-term unsecured debt with a maturity of more than one year or in the highest rating category by the Rating Agencies with respect to short-term obligations (provided that, short-term obligations with a maturity of at least 60 days are rated “A-1+” by S&P), in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

(v)         commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating category by the Rating Agencies for long-term unsecured debt with a maturity of more than one year or in the highest rating category by the Rating Agencies with respect to short-term obligations (provided that, short-term obligations with a maturity of at least 60 days are rated “A-1+” by S&P), in each case at the time of such investment; and

(vi)        any money market funds rated in one of the two highest rating categories by the Rating Agencies for long-term unsecured debt with a maturity of more than one year or in the highest rating category by the Rating Agencies with respect to short-term obligations (provided that, with respect to S&P, shares of a money market fund are rated “AAAm”);

provided, however, that no instrument or security shall be an Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

11

Opinion of Counsel: A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed, and which must be Independent outside counsel with respect to any such opinion of counsel concerning the taxation or the federal income tax status of each REMIC.

Principal Forbearance Amount: With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount, if any, of principal of the Mortgage Loan that has been deferred and that does not accrue interest.

Rating Agencies: Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, Inc. (“KBRA”), Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”); provided, however, that references to “Rating Agencies” as used in the definition of “Eligible Investments” shall not include KBRA unless KBRA rates the applicable entity or investment.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Loan Remittance Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held in the Custodial Account for future distribution in connection with such Mortgage Loan; which Repurchase Price proceeds shall be deposited in the Custodial Account for withdrawal by the Servicer in accordance with Subsection 11.05; provided, however, that if at the time of repurchase the Servicer is not the Seller or an Affiliate of the Seller, the amount described in clause (ii) shall be computed as the sum of (a) the Mortgage Loan Remittance Rate and (b) the Servicing Fee Rate.

Securities Administrator: Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator under the Pooling and Servicing Agreement, or any successor in interest, or if any successor Securities Administrator shall be appointed as provided in the Pooling and Servicing Agreement, then such successor Securities Administrator.

12

Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate set forth on the related Mortgage Loan Schedule or if not specified thereon, in the related PPTL, which rate shall be increased by the amount of any increase in the Mortgage Interest Rate for any such Mortgage Loan pursuant to the terms of the related Mortgage Note due to the termination of an automatic debit or direct deposit account.

Servicing Modification: Any reduction of the Mortgage Interest Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the outstanding principal balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer, default is reasonably foreseeable in accordance with the Sale and Servicing Agreement.

(b)          Servicing Standard. In servicing the Mortgage Loans in accordance with this Agreement and Customary Servicing Procedures, the Servicer shall service the Mortgage Loans with a view to the best interests of all holders of the Sequoia Mortgage Trust 2013-4 Mortgage Pass-Through Certificates as a single class.

(c)          Segregated Custodial Account. The Servicer shall establish a Custodial Account pursuant to Subsection 11.04 of the Sale and Servicing Agreement which shall be titled “First Republic Bank, in trust for Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee of the Sequoia Mortgage Trust 2013-4” (the “2013-4 Custodial Account”), which shall be the Custodial Account under this Agreement for all purposes. If the 2013-4 Custodial Account is no longer an Eligible Account, the Servicer shall transfer the 2013-4 Custodial Account to an account that is an Eligible Account. The 2013-4 Custodial Account shall qualify as an Eligible Account.

(d)          Determination of Breach of Representations and Warranties. The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(e)          Helping Families Act Notice. The following sentence shall be added at the end of Subsection 6.04:

In connection with any Mortgage Loan (i) repurchased by First Republic Bank from the trust created by the Pooling and Servicing Agreement (the “Trust”) or (ii) purchased in the exercise of a Clean-up Call, First Republic Bank shall furnish to the related borrower, within thirty (30) days following the date of such repurchase, the notice required by, and in accordance with, Section 404 of the Helping Families Act.

13

(f)          Transfer of Eligible Investments. The following sentences shall be added at the end of the last paragraph of Subsection 11.04:

Notwithstanding anything to the contrary in this Agreement, for all Eligible Investments rated at least "F1/A+"(short/long) that have terms greater than 60 days, in the event of a downgrade of such Eligible Investment below "F1" (or "A+" if no short term rating) Servicer agrees to remove such Eligible Investment within 60 days of such downgrade. Servicer acknowledges and agrees that Servicer shall bear any losses incurred with respect to removal of such Eligible Investment following such a downgrade and that any losses shall be immediately deposited by the Servicer in the 2013-4 Custodial Account, as appropriate, out of the Servicer’s own funds, with no right to reimbursement therefor.

(g)          Transfer of Accounts. The second sentence of Subsection 11.09 shall be deleted and replaced in its entirety as follows:

Pursuant to Subsections 11.04 and 11.06, such transfer shall be made only with the Purchaser’s approval, which shall not unreasonably be withheld.

(h)          Form of Monthly Report. The Servicer shall provide monthly accounting reports to the Purchaser and Master Servicer, pursuant to Subsection 11.16 of the Sale and Servicing Agreement, with the information required by the monthly reporting format of the Master Servicer as previously provided to the Servicer by Assignor. Such reports shall be provided not later than the fifth (5th) Business Day of each calendar month.

(i)          Shorter Cure Period for Failure to Provide Distribution Data. An additional “Event of Default” shall be listed in Subsection 13.01, to be inserted after clause (h), to read in its entirety as follows:

or (i) Servicer shall fail to provide to Purchaser the data required to be provided pursuant to the first paragraph of Subsection 11.16 and such failure shall continue for three Business Days after notice of such failure has been given to Servicer by Purchaser;

(j)          Clean-up Call. A new Section 33 shall be added to the Sale and Servicing Agreement, to read in its entirety as follows:

SECTION 33. Clean-up Call. In the event a Clean-up Call is exercised, the purchaser of the remaining Mortgage Loans (a) shall have all right, title and interest in, to and under the Sale and Servicing Agreement to the extent relating to such Mortgage Loans and (b) shall be bound as “Purchaser” under the Sale and Servicing Agreement from and after the date it exercises the Clean-up Call. The remaining Mortgage Loans shall be serviced by the Bank for such purchaser in accordance with the terms and conditions of the Sale and Servicing Agreement.

14

(k)          REMIC Provisions.

(i)          The following definition of “REMIC Provisions” is hereby added to Section 1 of the Sale and Servicing Agreement:

REMIC Provisions:    Sections 860A through 860G of the Internal Revenue Code; such other provisions of the Code as relate to an entity created thereunder; the regulations promulgated pursuant such sections and provisions of the Code; and published guidance issued by the Internal Revenue Service relating to such Code sections and regulations.

(ii)         The following paragraph shall be added to the end of Subsection 11.13, to read in its entirety as follows:

If a Mortgage Loan is held by a REMIC, the Servicer shall not acquire any real property (or personal property incident to such real property) in respect of such Mortgage Loan except in connection with a default or imminent default of such Mortgage Loan. In the event that a REMIC acquires any real property (or personal property incident to such real property) in connection with a default or imminent default of a Mortgage Loan, such property shall be disposed of by the Servicer as soon as practicable in a manner that, consistent with prudent mortgage loan servicing practices, maximizes the net present value of the recovery to the Trust, but in any event within three years after its acquisition by such REMIC unless the Servicer provides to the Purchaser and the Securities Administrator an Opinion of Counsel to the effect that the holding by such REMIC of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on “prohibited transactions” on such REMIC as defined in Section 860F of the Code or under the law of any state in which real property securing a Mortgage Loan owned by such REMIC is located or cause such REMIC to fail to qualify as a REMIC for federal income tax purposes or for state tax purposes under the laws of any state in which real property securing a Mortgage Loan owned by such REMIC is located at any time that any mortgage pass-through certificates representing interests in such REMIC are outstanding. The Servicer shall conserve, protect and operate each such property for such REMIC solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) or result in the receipt by such REMIC of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” which is subject to taxation under the REMIC Provisions. Pursuant to its efforts to sell such property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such property in the same manner and to such extent as is customary in the locality where such property is located and may, incident to its conservation and protection of the assets of the Trust, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Trust for the period prior to the sale of such property. Additionally, the Servicer shall perform the tax withholding and shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Purchaser and the Securities Administrator an Officers’ Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

15

(iii)        The following additional provisions shall be added after Subsection 11.23, to read in its entirety as follows:

Subsection 11.24 Compliance with REMIC Provisions. If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Servicer shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on “contribution” to a REMIC set forth in Section 860G(d) of the Code unless the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such actions) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

(l)          Avoidance of Consolidation.

(i) The following Subsection 7.06 shall be added at the end of Section 7, to read in its entirety as follows:

Subsection 7.06 Avoidance of Consolidation.

(a)          The Servicer covenants and agrees that it shall not hold or purchase any certificate (a “Certificate”) issued by the Trust, if its holding or purchase of such Certificate (or interest therein) would cause the Servicer to be required to consolidate any assets of the Trust on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”). The Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause the Servicer to be required to Consolidate any assets of the Trust on its financial statements.

16

If the Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate. If the Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Subsection 7.06 and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose. The Servicer shall promptly endorse and deliver such Certificate (or otherwise transfer a book-entry Certificate) in accordance with the instructions of the Securities Administrator. The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its Affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the Servicer. The terms and conditions of any sale under this Subsection 7.06 shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion. The Servicer shall indemnify and hold harmless the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase resulting in a Consolidation.

(b)          The Servicer covenants and agrees that it shall not transfer its servicing rights and duties under this Agreement and the Sale and Servicing Agreement to an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “IDI”) (an IDI in such capacity, an “IDI Servicer Transferee”) unless the Purchaser and the Servicer shall have received a representation from the IDI Servicer Transferee that the acquisition of such servicing rights and duties will not cause the IDI Servicer Transferee to be required to Consolidate any assets of the Trust on its financial statements. Any IDI Servicer Transferee shall be deemed to have represented by virtue of its acquisition of such servicing rights and duties that such acquisition will not cause Consolidation. Any IDI Servicer Transferee who acquires such servicing rights and duties without providing the representation described above or whose acquisition of such servicing rights and duties has required it to Consolidate any assets of the Trust on its financial statements shall indemnify and hold harmless the Servicer, the Depositor and the Trust from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

17

(ii) An additional “Event of Default” shall be listed in Subsection 13.01, to be inserted after clause (i) added in Section 14(i) of this Agreement above, to read in its entirety as follows:

or (j)(A) the purchase or holding by the Servicer of any Certificate such that the Servicer is required to Consolidate any assets of the Trust on its financial statements, provided that such purchase or holding of a Certificate shall not constitute an Event of Default if, within 45 days of (1) the date of such purchase or acquisition or (2) if such requirement to Consolidate is not effective on the date of such purchase or acquisition, the date the Servicer becomes aware of such requirement to Consolidate, the Servicer causes such requirement to Consolidate not to apply; or (B) the failure of the Servicer to obtain from an IDI Servicer Transferee the representation described in Section 7.06(b) prior to the transfer to such IDI Servicer Transferee of any servicing rights or duties.

(m)          Foreclosure Proceedings. The first sentence of Subsection 11.13 is hereby deleted and replaced in its entirety with the following:

Subject to Subsection 11.02, in the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trust, where permitted by applicable law or regulation, and where not so permitted, in the name of the trustee of the Trust or its nominee.

(n)          Modification Payment Plans and Foreclosure Approvals.

(i)          The first sentence of the fifth paragraph of Subsection 11.01 is hereby deleted and replaced in its entirety with the following:

Consistent with the terms of this Agreement, and subject to the REMIC Provisions if the Mortgage Loans have been transferred to a REMIC, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor; provided, however, that the Servicer shall not enter into any payment plan or agreement to modify payments with a Mortgagor lasting more than twelve (12) months or permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, the Lifetime Rate Cap (if applicable), the Initial Rate Cap (if applicable), the Periodic Rate Cap (if applicable) or the Gross Margin (if applicable), agree to the capitalization of arrearages, including interest, fees or expenses owed under the Mortgage Loan, make any future advances or extend the final maturity date with respect to such Mortgage Loan (provided that the Servicer shall in no event extend the final maturity date past April 25, 2043 or, if such 25th day is not a Business Day, the next succeeding Business Day), or accept substitute or additional collateral or release any collateral for such Mortgage Loan, unless (1) the Mortgagor is in default with respect to the Mortgage Loan, or such default is, in the judgment of the Servicer, imminent, (2) the modification is in accordance with the customary procedures of the Servicer, which may change from time to time, or industry-accepted programs, and (3) the Purchaser has approved such action.

18

(ii)         The third sentence of the last paragraph of Subsection 11.01 is hereby deleted and replaced in its entirety with the following:

In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Purchaser provides written approval for the Servicer to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient fully to reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Custodial Account pursuant to Subsection 11.05 hereof.

(o)          Servicer Reports. The Servicer shall provide monthly reports to the Purchaser pursuant to Subsection 11.16 of the Sale and Servicing Agreement in the formats attached hereto as Exhibits 10 and 11, or in such other format as the Servicer, the Purchaser and the Depositor shall agree in writing.

(p)          Assumption Agreements. The first sentence of Subsection 11.18 is hereby deleted and replaced in its entirety with the following:

The Servicer will use its best efforts to enforce any “due-on-sale” provision contained in any Mortgage or Mortgage Note; provided that, subject to the Purchaser’s prior approval for the release of liability from the original borrower, the Servicer shall permit such assumption if so required in accordance with the terms of the Mortgage or the Mortgage Note.

(q)          Indemnification Expenses. The first sentence of Subsection 12.01(b) is hereby deleted and replaced in its entirety with the following:

The Servicer shall immediately notify the Purchaser if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, and the Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees.

(r)          Broker’s Price Opinion. If, in accordance with the Pooling and Servicing Agreement, the Trustee has received notice that any governmental entity intends to acquire a Mortgage Loan through the exercise of its power of eminent domain, and if there is no longer a Controlling Holder, the Servicer, promptly upon the request and at the expense of the Trustee, shall obtain a valuation on the related Mortgaged Property in the form of a broker’s price opinion, and provide the results of such valuation to the Trustee.

19

(s)          Report on Assessment of Compliance and Attestation. The Servicer shall disclose, and shall cause each Subservicer and Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB to disclose, as part of each assessment of compliance with the Servicing Criteria delivered pursuant to Subsection 2.05 of Addendum I of the Sale and Servicing Agreement: (i) the extent and scope of any material instance of noncompliance, including any material impacts or effects as a result of a material instance of noncompliance, that have affected payments or expected payments on the certificates issued pursuant to the Pooling and Servicing Agreement; (ii) whether a material instance of noncompliance involved any certificate issued pursuant to the Pooling and Servicing Agreement; and (iii) its plans, if any, or actions already undertaken, for remediating a material instance of noncompliance or the impacts caused by such material instance of noncompliance.

(t)          The rights under the Sale and Servicing Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Sale and Servicing Agreement as amended by this Agreement.

Miscellaneous

15.         All demands, notices and communications related to the Mortgage Loans, the Sale and Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)          In the case of the Bank,

First Republic Bank

111 Pine Street

San Francisco, CA 94111

Attention: Tony Sachs

with a copy to the General Counsel at the same address

(b)          In the case of Assignee,

Christiana Trust, a division of Wilmington Savings Fund Society, FSB

500 Delaware Avenue, 11th Floor

Wilmington, Delaware, 19801

Attention: Corporate Trust – Sequoia Mortgage Trust 2013-4

20

(c)          In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)          In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)          In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager — Sequoia Mortgage Trust 2013-4

(f)          In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

16.         This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

21

17.         No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

18.         This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or the Bank may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or the Bank, respectively, hereunder.

19.         This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the Sale and Servicing Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Sale and Servicing Agreement.

20.         This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

21.        The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. The Bank hereby consents to such exercise and enforcement.

22.         It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by Christiana Trust, a division of Wilmington Savings Fund Society, FSB (“Christiana Trust”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by Christiana Trust but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of Christiana Trust, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Christiana Trust in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Purchaser under the Sale and Servicing Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

22

23.       Master Servicer. The Bank hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of the Bank and the Servicer hereunder and under the Sale and Servicing Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Sale and Servicing Agreement, other than the rights assumed by the Controlling Holder assumed under Section 13(a) above.

   The Bank shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #39167300, Sequoia Mortgage Trust 2013-4 Distribution Account

24.       The Bank acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Requests for Mortgage Loan Documents required by the Bank to perform its duties under the Sale and Servicing Agreement shall be directed to Wells Fargo Bank, N.A., as custodian, using the form of Request for Release in the form of Exhibit F hereto. The Bank shall provide the Custodian with the specimen signatures of the Bank's authorized servicing representatives using the form in Exhibit D-3 hereto. Notwithstanding Section 10 of the Sale and Servicing Agreement, the Bank shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Sale and Servicing Agreement.

25.       Helping Families Act Notice. Assignor hereby requests that the Bank furnish each Mortgagor with the notice described in Subsection 6.04 of the Sale and Servicing Agreement, in the form attached as Exhibit 8 thereto and using Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as trustee of the Sequoia Mortgage Trust 2013-4 as the investor name, in accordance with the terms of Subsection 6.04 therein, and the Bank hereby covenants that it shall furnish each Mortgagor with such notice as provided therein. Assignor and Assignee each agree that it will not send such notices to the Mortgagors.

23

26.       Rule 17g-5 Compliance. The Bank hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination or servicing thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2013-4” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify the Bank in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. The Bank shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 26 prohibit or restrict oral or written communications, or providing information, between the Bank, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to the Bank, (ii) such Rating Agency’s or NRSRO’s approval of the Bank as a residential mortgage master, special or primary servicer, or (iii) such Rating Agency’s or NRSRO’s evaluation of the Bank’s servicing operations in general; provided, however, that the Bank shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

24

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION CORPORATION
Assignor

By:
Name:
Title:

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

By:
Name:
Title:

Christiana Trust, a division of Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Trustee,
Assignee

By:
Name:
Title:

FIRST REPUBLIC BANK

By:
Name:
Title:

Accepted and agreed to by:

WELLS FARGO BANK, N.A.
Master Servicer

By:
Name:
Title:

Signature Page to Assignment, Assumption and Recognition Agreement – First Republic (SEMT 2013-4)

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

	1	2	3	4	5	6	7	8	9	10	11
	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Number	Amortization Type	Lien Position	HELOC Indicator	Loan Purpose	Cash Out Amount
1	1002338	0.002500			First Republic	12-495234-7	1	1	0	3
2	1002338	0.002500			First Republic	12-497309-5	1	1	0	9
3	1002338	0.002500			First Republic	12-496982-0	1	1	0	9
4	1002338	0.002500			First Republic	12-496859-0	1	1	0	7
5	1002338	0.002500			First Republic	12-495876-5	1	1	0	7
6	1002338	0.002500			First Republic	12-496501-8	1	1	0	9
7	1002338	0.002500			First Republic	12-496502-6	1	1	0	3
8	1002338	0.002500			First Republic	12-496108-2	1	1	0	9
9	1002338	0.002500			First Republic	12-496038-1	1	1	0	7
10	1002338	0.002500			First Republic	12-496044-9	1	1	0	9
11	1002338	0.002500			First Republic	12-495836-9	1	1	0	9
12	1002338	0.002500			First Republic	12-495603-3	1	1	0	9
13	1002338	0.002500			First Republic	12-495747-8	1	1	0	9
14	1002338	0.002500			First Republic	12-495862-5	1	1	0	3
15	1002338	0.002500			First Republic	12-494619-0	1	1	0	7
16	1002338	0.002500			First Republic	12-495691-8	1	1	0	3
17	1002338	0.002500			First Republic	12-495332-9	1	1	0	9
18	1002338	0.002500			First Republic	12-495850-0	1	1	0	9
19	1002338	0.002500			First Republic	12-495629-8	1	1	0	7
20	1002338	0.002500			First Republic	12-495748-6	1	1	0	3
21	1002338	0.002500			First Republic	12-495661-1	1	1	0	3
22	1002338	0.002500			First Republic	12-495331-1	1	1	0	9
23	1002338	0.002500			First Republic	12-495594-4	1	1	0	3
24	1002338	0.002500			First Republic	12-495559-7	1	1	0	9
25	1002338	0.002500			First Republic	12-495524-1	1	1	0	9
26	1002338	0.002500			First Republic	12-494434-4	1	1	0	7
27	1002338	0.002500			First Republic	12-490711-9	1	1	0	9
28	1002338	0.002500			First Republic	12-493510-2	1	1	0	9
29	1002338	0.002500			First Republic	12-494718-0	1	1	0	7
30	1002338	0.002500			First Republic	12-495360-0	1	1	0	9
31	1002338	0.002500			First Republic	12-495010-1	1	1	0	3
32	1002338	0.002500			First Republic	12-495212-3	1	1	0	9
33	1002338	0.002500			First Republic	12-490075-9	1	1	0	3
34	1002338	0.002500			First Republic	12-495413-7	1	1	0	9
35	1002338	0.002500			First Republic	12-495289-1	1	1	0	9
36	1002338	0.002500			First Republic	12-494210-8	1	1	0	9
37	1002338	0.002500			First Republic	12-495210-7	1	1	0	9
38	1002338	0.002500			First Republic	12-494717-2	1	1	0	9
39	1002338	0.002500			First Republic	12-494201-7	1	1	0	9
40	1002338	0.002500			First Republic	12-493457-6	1	1	0	9
41	1002338	0.002500			First Republic	12-493183-8	1	1	0	7
42	1002338	0.002500			First Republic	12-492473-4	1	1	0	9
43	1002338	0.002500			First Republic	12-494298-3	1	1	0	9
44	1002338	0.002500			First Republic	12-494623-2	1	1	0	7
45	1002338	0.002500			First Republic	12-494426-0	1	1	0	9
46	1002338	0.002500			First Republic	12-494845-1	1	1	0	3
47	1002338	0.002500			First Republic	12-494815-4	1	1	0	9
48	1002338	0.002500			First Republic	12-494678-6	1	1	0	7
49	1002338	0.002500			First Republic	12-494674-5	1	1	0	9
50	1002338	0.002500			First Republic	12-494591-1	1	1	0	9
51	1002338	0.002500			First Republic	12-494185-2	1	1	0	9
52	1002338	0.002500			First Republic	12-492759-6	1	1	0	7
53	1002338	0.002500			First Republic	12-494446-8	1	1	0	7
54	1002338	0.002500			First Republic	12-494383-3	1	1	0	3
55	1002338	0.002500			First Republic	12-494321-3	1	1	0	9
56	1002338	0.002500			First Republic	12-493505-2	1	1	0	3
57	1002338	0.002500			First Republic	12-491345-5	1	1	0	7
58	1002338	0.002500			First Republic	12-493146-5	1	1	0	3
59	1002338	0.002500			First Republic	12-494713-1	1	1	0	9
60	1002338	0.002500			First Republic	12-496498-7	1	1	0	3

	12	13	14	15	16	17	18	19	20	21
	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien
1					1	0	0
2					1	0	0
3					1	0	0
4					1	0	0
5					1	0	0
6					1	0	0
7					1	0	0
8					1	0	0
9					1	0	0
10					1	0	0
11					1	0	0
12					1	0	0
13					1	0	0
14					1	0	0
15					1	0	0
16					1	0	0
17					1	0	0
18					1	0	0
19					1	0	0
20					1	0	0
21					1	0	0
22					1	0	0
23					1	0	0
24					1	0	0
25					1	0	0
26					1	0	0
27					1	0	0
28					1	0	0
29					1	0	0
30					1	0	0
31					1	0	0
32					1	0	0
33					1	4	0
34					1	0	0
35					1	0	0
36					1	0	0
37					1	0	0
38					1	0	0
39					1	0	0
40					1	0	0
41					1	0	0
42					1	0	0
43					1	0	0
44					1	0	0
45					1	0	0
46					1	0	0
47					1	0	0
48					1	0	0
49					1	0	0
50					1	0	0
51					1	0	0
52					1	0	0
53					1	0	0
54					1	0	0
55					1	0	0
56					1	0	0
57					1	0	0
58					1	0	0
59					1	0	0
60					1	0	0

	22	23	24	25	26	27	28	29	30
	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator
1	300000.00		20121226	1300000.00	0.034000	240	240	20130301	1
2	0.00		20130123	1000000.00	0.031000	240	240	20130301	1
3	170000.00		20130108	690000.00	0.035500	360	360	20130301	1
4	0.00		20121219	1028000.00	0.034500	360	360	20130201	1
5	0.00		20121207	1900000.00	0.033500	240	240	20130201	1
6	1000000.00		20121226	675000.00	0.031500	240	240	20130201	1
7	200000.00		20121226	385000.00	0.031500	240	240	20130201	1
8	0.00		20130103	711000.00	0.036500	360	360	20130301	1
9	0.00		20121206	1239000.00	0.037000	360	360	20130201	1
10	120000.00		20121217	765000.00	0.036500	360	360	20130201	1
11	0.00		20121217	960000.00	0.037000	360	360	20130201	1
12	0.00		20130110	600000.00	0.042000	360	360	20130301	1
13	0.00		20121218	1330000.00	0.035000	360	360	20130201	1
14	100000.00		20130103	750000.00	0.041500	360	360	20130301	1
15	0.00		20130114	1875000.00	0.037500	360	360	20130301	1
16	0.00		20130102	877500.00	0.037000	360	360	20130301	1
17	0.00		20121130	792000.00	0.034500	360	360	20130201	1
18	0.00		20130108	1280000.00	0.037000	360	360	20130301	1
19	0.00		20130117	2000000.00	0.037500	360	360	20130301	1
20	0.00		20130116	1600000.00	0.033500	360	360	20130301	1
21	0.00		20121231	775000.00	0.036500	360	360	20130301	1
22	0.00		20130114	955000.00	0.036500	360	360	20130301	1
23	0.00		20121229	587000.00	0.037000	360	360	20130201	1
24	0.00		20130107	1100000.00	0.036000	360	360	20130301	1
25	0.00		20130115	1000000.00	0.035500	360	360	20130301	1
26	500000.00		20121221	2029100.00	0.039000	360	360	20130201	1
27	0.00		20130125	544000.00	0.036000	360	360	20130301	1
28	0.00		20121206	1120000.00	0.036000	360	360	20130201	1
29	0.00		20121220	2000000.00	0.036000	360	360	20130201	1
30	180000.00		20121203	1060000.00	0.036500	360	360	20130201	1
31	50000.00		20121217	945000.00	0.037000	360	360	20130201	1
32	0.00		20121220	461000.00	0.037500	360	360	20130201	1
33	160000.00		20121211	1000000.00	0.042000	360	360	20130201	1
34	0.00		20121219	714000.00	0.038000	360	360	20130201	1
35	0.00		20130123	700000.00	0.034500	360	360	20130301	1
36	0.00		20121203	1828000.00	0.038000	360	360	20130201	1
37	0.00		20130118	1040000.00	0.037500	360	360	20130301	1
38	400000.00		20121228	710000.00	0.037500	360	360	20130301	1
39	0.00		20121228	525966.00	0.040000	240	240	20130301	1
40	0.00		20121226	740000.00	0.042500	360	360	20130201	1
41	0.00		20130129	1347500.00	0.039500	360	360	20130301	1
42	0.00		20121212	2107000.00	0.037500	360	360	20130101	1
43	0.00		20130109	473843.00	0.035000	240	240	20130301	1
44	0.00		20130115	1200000.00	0.036500	360	360	20130301	1
45	0.00		20121211	1500000.00	0.037500	360	360	20130201	1
46	183000.00		20130102	985000.00	0.035500	360	360	20130301	1
47	0.00		20121212	1564966.00	0.036000	360	360	20130201	1
48	0.00		20121107	1036000.00	0.031000	360	360	20130101	1
49	0.00		20121210	3565000.00	0.036000	360	360	20130201	1
50	0.00		20121126	1060000.00	0.036000	360	360	20130201	1
51	100000.00		20121228	1232864.00	0.035000	360	360	20130301	1
52	75000.00		20121025	417000.00	0.038500	360	360	20121201	1
53	0.00		20121120	1257000.00	0.042500	360	360	20130101	1
54	0.00		20121207	1100000.00	0.039000	360	360	20130201	1
55	0.00		20121211	920000.00	0.037500	360	360	20130201	1
56	0.00		20121115	600000.00	0.037500	360	360	20130101	1
57	0.00		20121016	1002750.00	0.040000	360	360	20121201	1
58	0.00		20130128	800000.00	0.036500	360	360	20130401	1
59	0.00		20121217	1322800.00	0.038500	360	360	20130201	1
60	200000.00		20121226	400000.00	0.031500	240	240	20130201	1

	31	32	33	34	35	36	37	38	39	40	41
	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type	ARM Look-back Days	Gross Margin
1	0	0		1300000.00	0.034000	7472.85	20130301	0	0
2	0	0		996987.16	0.031000	5596.17	20130301	0	0
3	0	0		688923.55	0.035500	3117.70	20130301	0	0
4	0	0		1024731.23	0.034500	4587.54	20130301	0	0
5	0	0		1888846.09	0.033500	10873.35	20130301	0	0
6	0	0		670949.59	0.031500	3794.42	20130301	0	0
7	0	0		382689.77	0.031500	2164.23	20130301	0	0
8	0	0		709910.09	0.036500	3252.54	20130301	0	0
9	120	0		1239000.00	0.037000	3820.25	20130301	0	0
10	0	0		762651.05	0.036500	3499.57	20130301	0	0
11	0	0		957078.06	0.037000	4418.72	20130301	0	0
12	0	0		599165.89	0.042000	2934.10	20130301	0	0
13	0	0		1325807.63	0.035000	5972.29	20130301	0	0
14	0	0		748947.97	0.041500	3645.77	20130301	0	0
15	120	0		1875000.00	0.037500	5859.38	20130301	0	0
16	0	0		876166.64	0.037000	4038.98	20130301	0	0
17	0	0		789481.65	0.034500	3534.37	20130301	0	0
18	0	0		1278055.04	0.037000	5891.62	20130301	0	0
19	120	0		2000000.00	0.037500	6250.00	20130301	0	0
20	0	0		1597415.25	0.033500	7051.42	20130301	0	0
21	0	0		773811.97	0.036500	3545.31	20130301	0	0
22	0	0		953536.05	0.036500	4368.74	20130301	0	0
23	0	0		585213.35	0.037000	2701.86	20130301	0	0
24	0	0		1098298.90	0.036000	5001.10	20130301	0	0
25	120	0		1000000.00	0.035500	2958.33	20130301	0	0
26	120	0		2029100.00	0.039000	6594.58	20130301	0	0
27	0	0		543158.72	0.036000	2473.27	20130301	0	0
28	0	0		1116530.74	0.036000	5092.03	20130301	0	0
29	0	0		1993804.90	0.036000	9092.91	20130301	0	0
30	0	0		1050952.00	0.036500	4849.07	20130301	0	0
31	0	0		942123.71	0.037000	4349.67	20130301	0	0
32	0	0		459609.15	0.037500	2134.96	20130301	0	0
33	0	0		997214.77	0.042000	4890.17	20130301	0	0
34	0	0		711864.74	0.038000	3326.94	20130301	0	0
35	0	0		698888.69	0.034500	3123.81	20130301	0	0
36	0	0		1822533.27	0.038000	8517.70	20130301	0	0
37	0	0		1038433.59	0.037500	4816.40	20130301	0	0
38	0	0		708930.62	0.037500	3288.12	20130301	0	0
39	0	0		524531.96	0.040000	3187.25	20130301	0	0
40	0	0		737235.51	0.042500	3640.36	20130301	0	0
41	120	0		1347500.00	0.039500	4435.52	20130301	0	0
42	0	0		2097449.80	0.037500	9757.85	20130301	0	0
43	0	0		472476.94	0.035000	2748.10	20130301	0	0
44	0	0		1198160.48	0.036500	5489.51	20130301	0	0
45	0	0		1495474.46	0.037500	6946.73	20130301	0	0
46	0	0		983463.33	0.035500	4450.63	20130301	0	0
47	0	0		1560118.44	0.036000	7115.05	20130301	0	0
48	0	0		1030948.84	0.031000	4423.89	20130301	0	0
49	0	0		3553957.24	0.036000	16208.11	20130301	0	0
50	0	0		1055713.58	0.036000	4819.24	20130301	0	0
51	0	0		1230923.73	0.035000	5536.11	20130301	0	0
52	0	0		414519.85	0.038500	1954.93	20130301	0	0
53	0	0		1251786.14	0.042500	6183.68	20130301	0	0
54	120	0		1100000.00	0.039000	3575.00	20130301	0	0
55	0	0		917224.33	0.037500	4260.66	20130301	0	0
56	0	0		597280.42	0.037500	2778.69	20130301	0	0
57	0	0		996941.87	0.040000	4787.28	20130301	0	0
58	120	0		800000.00	0.036500	2433.33	20130301	0	0
59	120	0		1322800.00	0.038500	4243.98	20130301	0	0
60	0	0		397599.75	0.031500	2248.55	20130301	0	0

	42	43	44	45	46	47	48	49	50	51	52
	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60

	53	54	55	56	57	58	59	60	61	62	63
	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60

	64	65	66	67	68	69	70	71	72	73
	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment
1		99	99	60		119	1		0
2				0		586	1		0
3		99	99	60		29	1		0
4		99	99	60		23	2		0
5		99	99	60		522	4		0
6		99	99	60		1	3		0
7		99	99	60		1	3		0
8		99	99	60		172	1		0
9		99	99	60		470	1		0
10		99	99	60		534	1		0
11		99	99	60		703	2		0
12		99	99	60		209	2		0
13		99	99	60		371	2		0
14		99	99	60		669	2		0
15		99	99	60		144	2		1
16		99	99	60		658	3		1
17		99	99	60		54	1		0
18				0		693	1		1
19		99	99	60		125	1		0
20		99	99	60		75	1		0
21		99	99	60		326	1		0
22		99	99	60		56	3		0
23		99	99	60		488	2		0
24		99	99	60		619	1		0
25		99	99	60		77	2		0
26		99	99	60		288	2		0
27		99	99	60		122	2		0
28		99	99	60		622	1		0
29		99	99	60		307	3		1
30		99	99	60		612	2		0
31		99	99	60		584	1		0
32		99	99	60		580	1		0
33		99	99	60		374	4		0
34		99	99	60		621	1		1
35		99	99	60		674	2		1
36		99	99	60		207	2		0
37		99	99	36		79	2		0
38		99	99	60		466	3		1
39		99	99	60		2	3		0
40		99	99	60		324	4		0
41		99	99	36		447	1		0
42		99	99	60		654	3		0
43		99	99	60		636	1		1
44		99	99	60		15	3		1
45		99	99	60		423	1		0
46				0		159	1		1
47		99	99	60		533	1		1
48		99	99	60		156	2		0
49		99	99	60		646	3		0
50		99	99	60		642	1		1
51		99	99	60		2	3		0
52				0		614	3		1
53		99	99	60		618	2		1
54		99	99	60		588	2		0
55		99	99	60		379	1		1
56		99	99	60		137	2		0
57		99	99	60		14	1		0
58				0		103	1		1
59		99	99	60		193	1		0
60				0		1	3		0

	74	75	76	77	78	79	80	81	82	83	84
	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion
1	11.5		14	1
2	10		2	1
3	12	2	5	1
4	3.5		0	1
5	30		0	1
6	22		19	1
7	0		0	1
8	4		4	1
9	2.5		0	1
10	4	5	1	1
11	4		1	1
12	4	1	0	1
13	2		1	1
14	10	4	0	1
15	0	11	0	1
16	7	3	11	1
17	0	25	6	1
18	9		3	1
19	1		0	1
20	5	16	4	1
21	1.25		14	1
22	7		0	1
23	0		2	1
24	27		0	1
25	4		1	1
26	2		0	1
27	33		0	1
28	7	6	0	1
29	12	3	0	1
30	30		8	1
31	10	4	5	1
32	1		8	1
33	0		0	1
34	26		7	1
35	6		2	1
36	11	11	4	1
37	3		0	1
38	30		29	1
39	3		0	1
40	0		0	1
41	7		0	1
42	3		1	1
43	27		10	1
44	7		0	1
45	2	2	6	1
46	20	15	2	1
47	1	26	5	1
48	2		0	1
49	0		0	1
50	5	6	2	1
51	3		1	1
52	25		0	1
53	20	13	0	1
54	17		1	1
55	6		1	1
56	0		45	1
57	0		0	1
58	10	2.5	11	1
59	0		4	1
60	22		0	1

	85	86	87	88	89	90	91	92	93	94	95	96
	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio
1	794
2	781
3	803
4	790
5	767
6	697
7	697
8	783
9	807
10	797
11	769
12	739
13	724
14	750
15	759
16	782
17	809
18	767
19	737
20	759
21	779
22	791
23	780
24	766
25	793
26	769
27	801
28	788
29	767
30	806
31	802
32	771
33	790
34	697
35	786
36	776
37	814
38	780
39	766
40	807
41	757
42	743
43	763
44	777
45	806
46	780
47	769
48	803
49	752
50	798
51	766
52	791
53	795
54	788
55	790
56	803
57	777
58	708
59	794
60	697

	97	98	99	100	101	102	103	104
	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income
1	000000000000			41666.67	0.00	0.00	0.00	41666.67
2	000000000000			57500.00	0.00	0.00	0.00	57500.00
3	000000000000			25701.88	10416.66	32491.67	0.00	36118.54
4	000000000000			18333.34	0.00	7250.00	0.00	18333.34
5	000000000000			80294.00		0.00		80294.00
6	000000000000			44633.33	0.00	29942.00	0.00	44633.33
7	000000000000			44633.33	0.00	29942.00	0.00	44633.33
8	000000000000			0.00	0.00	28348.41	0.00	0.00
9	000000000000			0.00	0.00	37480.72	0.00	0.00
10	000000000000			23498.00	0.00	0.00	5559.25	23498.00
11	000000000000			20833.00		17516.00		20833.00
12	000000000000			9638.13	7333.33	0.00	0.00	16971.46
13	000000000000			48333.00	0.00	0.00	0.00	48333.00
14	000000000000			14025.00	0.00	14712.25	0.00	14025.00
15	000000000000			47916.00	47916.00	0.00	0.00	95832.00
16	000000000000			18816.92	0.00	0.00	0.00	18816.92
17	000000000000			0.00	0.00	20620.82	0.00	0.00
18	000000000000			50287.00	0.00	0.00	0.00	50287.00
19	000000000000			20833.33		18995.21		20833.33
20	000000000000			0.00	0.00	20988.00	4029.00	0.00
21	000000000000			15300.00	0.00	0.00	0.00	15300.00
22	000000000000			39958.34		0.00		39958.34
23	000000000000			10419.07	0.00	905.75	0.00	10419.07
24	000000000000			130289.08	0.00	0.00	0.00	130289.08
25	000000000000			37131.00		0.00		37131.00
26	000000000000			38625.00	0.00	37500.00	0.00	38625.00
27	000000000000			41416.00		0.00		41416.00
28	000000000000			28901.25	22794.83	13126.58	20566.59	51696.08
29	000000000000			81027.55	7075.67	0.00	0.00	88103.22
30	000000000000			12500.00		17631.48		12500.00
31	000000000000			15740.00	10075.00	0.00	0.00	25815.00
32	000000000000			15583.33		0.00		15583.33
33	000000000000			0.00	0.00	13109.75	1054.01	0.00
34	000000000000			14314.75		5392.05		14314.75
35	000000000000			27928.33	0.00	27928.33	0.00	27928.33
36	000000000000			0.00	49166.67	0.00	0.00	49166.67
37	000000000000			18750.00		30416.67		18750.00
38	000000000000			0.00		15195.82		0.00
39	000000000000			47018.00	0.00	0.00	0.00	47018.00
40	000000000000			0.00		7113.25		0.00
41	000000000000			16666.66	0.00	52399.16	0.00	16666.66
42	000000000000			0.00	0.00	0.00	64176.00	0.00
43	000000000000			0.00		9000.00		0.00
44	000000000000			0.00	0.00	25451.00	0.00	0.00
45	000000000000			35416.66	6250.00	0.00	0.00	41666.66
46	000000000000			0.00	29323.00	40482.75	0.00	29323.00
47	000000000000			0.00	0.00	33881.00	14467.00	0.00
48	000000000000			45603.00		0.00		45603.00
49	000000000000			0.00	0.00	0.00	23751.34	0.00
50	000000000000			21537.79	0.00	0.00	0.00	21537.79
51	000000000000			47018.00	0.00	0.00	0.00	47018.00
52	000000000000			13378.22		31061.41		13378.22
53	000000000000			22274.00	29200.00	0.00	0.00	51474.00
54	000000000000			0.00	0.00	24745.83	0.00	0.00
55	000000000000			0.00	0.00	69315.00	0.00	0.00
56	000000000000			0.00	0.00	0.00	13009.01	0.00
57	000000000000			0.00		51746.00		0.00
58	000000000000			0.00	5320.35	14148.92	0.00	5320.35
59	000000000000			16666.66	0.00	0.00	0.00	16666.66
60	000000000000			44633.34	0.00	29941.67	0.00	44633.34

	105	106	107	108	109	110	111	112	113
	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves
1	41666.67	0	5		2		4		1007085.00
2	57500.00	0	5		2		4		2109314.00
3	68610.21	0	5		2		4		823661.92
4	25583.34	0	5		2		4		556926.82
5	80294.00	0	5		2		4		10772640.00
6	74575.33	0	5		2		4		9649651.24
7	74575.33	0	5		2		4		10701687.83
8	28348.41	0	5		2		4		2326464.00
9	37480.72	0	5		2		4		732391.92
10	29057.25	0	5		2		4		548505.27
11	38349.00	0	5		2		4		734501.68
12	16971.46	0	5		2		4		130464.79
13	48333.00	0	5		2		4		837007.79
14	28737.25	0	5		2		4		363543.00
15	95832.00	0	4		2		4		1007882.18
16	18816.92	0	4		2		4		732081.28
17	20620.82	0	5		2		4		886318.43
18	50287.00	0	4		2		4		508142.64
19	39828.54	0	5		2		4		1133382.39
20	25017.00	0	5		2		4		1271083.72
21	15300.00	0	5		2		4		76250.00
22	39958.34	0	5		2		4		276591.29
23	11324.82	0	5		2		4		312564.30
24	130289.08	0	5		2		4		603800.72
25	37131.00	0	5		2		4		6418931.03
26	76125.00	0	5		2		4		2712933.82
27	41416.00	0	5		2		4		1044518.00
28	85389.25	0	5		2		4		1399068.60
29	88103.22	0	4		2		3		658992.06
30	30131.48	0	5		2		4		2124166.32
31	25815.00	0	5		2		4		47263.58
32	15583.33	0	5		2		4		217705.42
33	14163.76	0	5		2		4		671847.32
34	19706.80	0	5		2		3		7524454.31
35	55856.66	0	4		2		4		3845390.25
36	49166.67	0	5		2		4		94705.15
37	49166.67	0	5		2		4		332309.76
38	15195.82	0	4		2		4		1741686.00
39	47018.00	0	5		2		4		196470.26
40	7113.25	0	5		2		4		673269.08
41	69065.82	0	5		2		4		796892.94
42	64176.00	0	5		2		4		327141.00
43	9000.00	0	4		2		4		201802.02
44	25451.00	0	4		2		4		922892.72
45	41666.66	0	5		2		4		315597.42
46	69805.75	0	4		2		4		604554.00
47	48348.00	0	4		2		4		861488.61
48	45603.00	0	5		2		4		4922852.93
49	23751.34	0	5		2		4		2612658.89
50	21537.79	0	5		2		3		74268.20
51	47018.00	0	5		2		4		449247.32
52	44439.63	0	4		2		4		711193.25
53	51474.00	0	4		2		4		1446698.78
54	24745.83	0	5		2		4		451865.62
55	69315.00	0	4		2		4		192671.20
56	13009.01	0	5		2		4		2307487.80
57	51746.00	0	5		2		4		16156061.58
58	19469.27	0	4		2		4		675977.00
59	16666.66	0	5		2		4		89983.44
60	74575.01	0	5		2		4		722849.35

	114	115	116	117	118	119	120	121	122
	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds	City	State	Postal Code	Property Type
1	11634.75	0.279234				SAN FRANCISCO	CA	94118	1
2	8992.94	0.156399				TIBURON	CA	94920	1
3	7584.65	0.110547				SAN FRANCISCO	CA	94116	1
4	5673.11	0.221750			100.000000	ORINDA	CA	94563	1
5	26207.16	0.326390			100.000000	HOMEWOOD	CA	96141	3
6	24201.86	0.324529				LINCOLN	MA	01773	1
7	23159.59	0.310553				CHATHAM	MA	02633	1
8	5954.78	0.210057				Novato	CA	94949	1
9	7315.75	0.195187			100.000000	COTO DE CAZA	CA	92679	7
10	6576.88	0.226342				TIBURON	CA	94920	1
11	9372.96	0.244412				MILL VALLEY	CA	94941	1
12	7267.84	0.428239				San Mateo	CA	94401	14
13	11708.72	0.242251				ORINDA	CA	94563	1
14	11952.28	0.415916				SAN FRANCISCO	CA	94123	3
15	16625.70	0.173488			100.000000	BROOKLYN	NY	11217	12
16	7176.32	0.381376				SAN DIEGO	CA	92130	1
17	5592.06	0.271185				PALO ALTO	CA	94301	1
18	8906.08	0.177105				LOS ANGELES	CA	90036	1
19	12246.48	0.307480			100.000000	Manhattan Beach	CA	90266	1
20	10971.93	0.438579				Los Gatos	CA	95032	1
21	5059.34	0.330676				SAN FRANCISCO	CA	94121	1
22	15434.43	0.386263				STINSON BEACH	CA	94970	1
23	6649.49	0.587161				LAKE OSWEGO	OR	97034	1
24	15289.94	0.117354				Orinda	CA	94563	1
25	8742.35	0.235446				NEW YORK	NY	10128	2
26	23021.57	0.302418			100.000000	WATER MILL	NY	11976	1
27	9224.13	0.222719				NEW YORK	NY	10011	4
28	7191.23	0.084217				Claremont	CA	91711	1
29	29490.00	0.334721			100.000000	ENCINITAS	CA	92024	1
30	9575.66	0.317796				SAN FRANCISCO	CA	94116	7
31	7129.07	0.276160				SAN FRANCISCO	CA	94131	1
32	1980.52	0.127092				San Francisco	CA	94105	4
33	6515.33	0.460000				OAKLAND	CA	94618	15
34	5558.38	0.282054				SAN FRANCISCO	CA	94109	3
35	11579.20	0.207302				NEW YORK	NY	10013	4
36	16984.97	0.345457				NEWPORT BEACH	CA	92662	1
37	8731.90	0.177598				SCARSDALE	NY	10583	1
38	7634.21	0.502389				BEVERLY HILLS	CA	90210	1
39	13593.52	0.289113				San Francisco	CA	94117	3
40	2179.20	0.306358				SAN FRANCISCO	CA	94117	13
41	15087.98	0.218458			100.000000	QUOGUE	NY	11959	1
42	14707.73	0.229178				HILLSBOROUGH	CA	94010	1
43	3814.95	0.423883				BURBANK	CA	91504	1
44	11007.12	0.432483			100.000000	WELLESLEY	MA	02482	1
45	11585.21	0.278045				PORTOLA VALLEY	CA	94028	1
46	8474.14	0.121396				LOS ANGELES ENCINO AREA	CA	91436	1
47	15129.20	0.312923				MENLO PARK	CA	94025	1
48	9416.24	0.206483			100.000000	SAN FRANCISCO	CA	94110	3
49	11618.51	0.489173				SAN FRANCISCO	CA	94118	1
50	9465.66	0.439491				LOS ANGELES	CA	90077	7
51	14005.20	0.297869				Menlo Park	CA	94025	1
52	19072.42	0.429176			100.000000	ENCINO AREA LOS ANGELES	CA	91436	1
53	19812.03	0.384894			100.000000	SAN FRANCISCO	CA	94109	2
54	9489.21	0.383467				Kentfield	CA	94904	7
55	7322.09	0.105635				TIBURON	CA	94920	1
56	3645.55	0.280233				SAN FRANSCICO	CA	94115	1
57	13990.62	0.270371			0.000000	NANTUCKET	MA	02554	1
58	6191.33	0.318005				NEW YORK	NY	10025	2
59	6595.66	0.395740				PORTOLA VALLEY	CA	94028	1
60	22321.27	0.299313				CHATHAM	MA	02633	1

	123	124	125	126	127	128	129	130	131	132
	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date
1	1		3400000.00	3	20121119
2	1		3300000.00	3	20130108
3	1		1550000.00	3	20121212
4	1	1285000.00	1285000.00	3	20121206
5	2	3900000.00	3900000.00	3	20121125
6	1		2325000.00	3	20121203
7	2		3350000.00	3	20121201
8	1		1190000.00	3	20121214
9	1	2100000.00	2100000.00	3	20121126
10	1		1300000.00	3	20121126
11	1		1210000.00	3	20121127
12	3		1050000.00	3	20121210
13	1		1900000.00	3	20121127
14	3		1430000.00	3	20121204
15	1	2500000.00	2500000.00	3	20121114
16	1		1350000.00	3	20121206
17	1		1750000.00	3	20121115
18	1		1950000.00	3	20121203
19	1	2555000.00	2555000.00	3	20121119
20	1		2850000.00	3	20130107
21	1		1340000.00	3	20121127
22	2		1250000.00	3	20121116
23	1		1700000.00	3	20121126
24	1		3000000.00	3	20121128
25	1		2850000.00	3	20121207
26	2	3613000.00	3613000.00	3	20121109
27	2		850000.00	3	20121114
28	1		1550000.00	3	20121101
29	1	2700000.00	2700000.00	3	20121105
30	1		1800000.00	3	20121121
31	1		1525000.00	3	20121121
32	1		600000.00	3	20121109
33	3		1850000.00	3	20121113
34	1		1800000.00	3	20121119
35	1		2100000.00	3	20121116
36	1		2440000.00	3	20121113
37	1		1330000.00	3	20121114
38	1		4750000.00	3	20121114
39	3		860000.00	3	20121030
40	3		1625000.00	3	20121105
41	2	1925000.00	1950000.00	3	20121031
42	1		4100000.00	3	20121029
43	1		820000.00	3	20121113
44	1	1587500.00	1600000.00	3	20121029
45	1		2000000.00	3	20121102
46	1		1685000.00	3	20121112
47	1		2850000.00	3	20121114
48	1	1295000.00	1295000.00	3	20121029
49	1		6400000.00	3	20121115
50	1		1550000.00	3	20121106
51	1		1950000.00	3	20121026
52	3	730000.00	730000.00	3	20121004
53	3	1935000.00	2000000.00	3	20121026
54	1		1650000.00	3	20121114
55	1		1250000.00	3	20121107
56	1		2700000.00	3	20121030
57	3	1337500.00	1400000.00	3	20120911
58	1		1775000.00	3	20121221
59	1		2450000.00	3	20121105
60	2		1250000.00	3	20121201

	133	134	135	136	137	138	139	140	141	142
	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %
1			0.470500	0.382300	0	0	0
2			0.303000	0.303000	0	0	0
3			0.554800	0.445100	0	0	0
4			0.800000	0.800000	0	0	0
5			0.487100	0.487100	0	0	0
6			0.720400	0.290300	0	0	0
7			0.174600	0.114900	0	0	0
8			0.597400	0.597400	0	0	0
9			0.590000	0.590000	0	0	0
10			0.680700	0.588400	0	0	0
11			0.793300	0.793300	0	0	0
12			0.571400	0.571400	0	0	0
13			0.700000	0.700000	0	0	0
14			0.594400	0.524400	0	0	0
15			0.750000	0.750000	0	0	0
16			0.650000	0.650000	0	0	0
17			0.452500	0.452500	0	0	0
18			0.656400	0.656400	0	0	0
19			0.782700	0.782700	0	0	0
20			0.561400	0.561400	0	0	0
21			0.578300	0.578300	0	0	0
22			0.764000	0.764000	0	0	0
23			0.345200	0.345200	0	0	0
24			0.366600	0.366600	0	0	0
25			0.350800	0.350800	0	0	0
26			0.700000	0.561600	0	0	0
27			0.640000	0.640000	0	0	0
28			0.722500	0.722500	0	0	0
29			0.740700	0.740700	0	0	0
30			0.688800	0.588800	0	0	0
31			0.652400	0.619600	0	0	0
32			0.768300	0.768300	0	0	0
33			0.627000	0.540500	0	0	0
34			0.396600	0.396600	0	0	0
35			0.333300	0.333300	0	0	0
36			0.749100	0.749100	0	0	0
37			0.781900	0.781900	0	0	0
38			0.233600	0.149400	0	0	0
39			0.611500	0.611500	0	0	0
40			0.455300	0.455300	0	0	0
41			0.700000	0.700000	0	0	0
42			0.513900	0.513900	0	0	0
43			0.577800	0.577800	0	0	0
44			0.755900	0.755900	0	0	0
45			0.750000	0.750000	0	0	0
46			0.693100	0.584500	0	0	0
47			0.549100	0.549100	0	0	0
48			0.800000	0.800000	0	0	0
49			0.557000	0.557000	0	0	0
50			0.683800	0.683800	0	0	0
51			0.683500	0.632200	0	0	0
52			0.673900	0.571200	0	0	0
53			0.649600	0.649600	0	0	0
54			0.666600	0.666600	0	0	0
55			0.736000	0.736000	0	0	0
56			0.222200	0.222200	0	0	0
57			0.749700	0.749700	0	0	0
58			0.450700	0.450700	0	0	0
59			0.539900	0.539900	0	0	0
60			0.480000	0.320000	0	0	0

	143	144	145	146	147	148	149	150	151
	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48				20130129			0.0345	4623.24
49
50
51
52
53
54
55
56
57
58
59
60

	152	153	154	155	156	157	158	159	160	161
	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount
1								25		300000
2								12		0
3								12	12	170000
4								21		0
5								30		0
6								22		1000000
7								0		200000
8								42		0
9								2.5		0
10								9	100	120000
11								20		0
12								4	6	0
13								11		0
14								10	7	100000
15								0	11	0
16								20	7	0
17								19	25	0
18								9		0
19								10		0
20								10	16	0
21								25		0
22								26		0
23								20		0
24								27		0
25								4		0
26								14		500000
27								37		0
28								36	31	0
29								25	25	0
30								30		180000
31								15	10	50000
32								1		0
33								0		160000
34								26		0
35								20		0
36								11	11	0
37								22		0
38								44		400000
39								9		0
40								0		0
41								7		0
42								10		0
43								27		0
44								20		0
45								12	20	0
46								20	15	183000
47								7	26	0
48								2		0
49								0		0
50								5	6	0
51								9		100000
52								25		75000
53								20	18	0
54								21		0
55								10		0
56								0		0
57								0		0
58								10	5	0
59								20		0
60								22		200000

	162	163	164	165	166	167	168	169	170	171
	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	20330201	41666.67	0	0	0	0	0	Full	Two Years	Two Months
2	20330201	57500	0	0	0	0	0	Full	Two Years	Two Months
3	20430201	25701.88	32491.67	0	10416.66	0	0	Full	Two Years	Two Months
4	20430101	18333.34	7250	0	0	0	0	Full	Two Years	Two Months
5	20330101	80294	0	0	0	0	0	Full	Two Years	Two Months
6	20330101	44633.33	29942	0	0	0	0	Full	Two Years	Two Months
7	20330101	44633.33	29942	0	0	0	0	Full	Two Years	Two Months
8	20430201	0	0	0	0	0	0	Full	Two Years	Two Months
9	20430101	0	0	37480.72	0	0	0	Full	Two Years	Two Months
10	20430101	23498	0	0	0	0	0	Full	Two Years	Two Months
11	20430101	20833	0	0	0	0	0	Full	Two Years	Two Months
12	20430201	9638.13	0	0	7333.33	0	0	Full	Two Years	Two Months
13	20430101	48333	0	0	0	0	0	Full	Two Years	Two Months
14	20430201	14025	0	14307	0	0	0	Full	Two Years	Two Months
15	20430201	47916	0	0	47916	0	0	Full	Two Years	Two Months
16	20430201	18816.92	0	0	0	0	0	Full	Two Years	Two Months
17	20430101	0	0	0	0	0	0	Full	Two Years	Two Months
18	20430201	50287	0	0	0	0	0	Full	Two Years	Two Months
19	20430201	20833.33	16666.67	0	0	0	0	Full	Two Years	Two Months
20	20430201	0	0	0	0	0	0	Full	Two Years	Two Months
21	20430201	15300	0	0	0	0	0	Full	Two Years	Two Months
22	20430201	39958.34	0	0	0	0	0	Full	Two Years	Two Months
23	20430101	10419.07	0	0	0	0	0	Full	Two Years	Two Months
24	20430201	130289.08	0	0	0	0	0	Full	Two Years	Two Months
25	20430201	37131	0	0	0	0	0	Full	Two Years	Two Months
26	20430101	38625	37500	0	0	0	0	Full	Two Years	Two Months
27	20430201	41416	0	0	0	0	0	Full	Two Years	Two Months
28	20430101	28901.25	0	0	22794.83	0	0	Full	Two Years	Two Months
29	20430101	81027.55	0	0	7075.67	0	0	Full	Two Years	One Month
30	20430101	12500	17631.48	0	0	0	0	Full	Two Years	Two Months
31	20430101	15740	0	0	10075	0	0	Full	Two Years	Two Months
32	20430101	15583.33	0	0	0	0	0	Full	Two Years	Two Months
33	20430101	0	0	0	0	0	0	Full	Two Years	Two Months
34	20430101	14314.75	0	0	0	0	0	Full	Two Years	One Month
35	20430201	27928.33	0	0	0	0	0	Full	Two Years	Two Months
36	20430101	0	0	0	49166.67	0	0	Full	Two Years	Two Months
37	20430201	18750	30416.67	0	0	0	0	Full	Two Years	Two Months
38	20430201	0	0	0	0	0	0	Full	Two Years	Two Months
39	20330201	47018	0	0	0	0	0	Full	Two Years	Two Months
40	20430101	0	0	0	0	0	0	Full	Two Years	Two Months
41	20430201	16666.66	52399.16	0	0	0	0	Full	Two Years	Two Months
42	20421201	0	0	0	0	0	0	Full	Two Years	Two Months
43	20330201	0	0	0	0	0	0	Full	Two Years	Two Months
44	20430201	0	0	0	0	0	0	Full	Two Years	Two Months
45	20430101	35416.66	0	0	6250	0	0	Full	Two Years	Two Months
46	20430201	0	0	0	29323	0	0	Full	Two Years	Two Months
47	20430101	0	0	0	0	0	0	Full	Two Years	Two Months
48	20421201	45603	0	0	0	0	0	Full	Two Years	Two Months
49	20430101	0	0	0	0	0	0	Full	Two Years	Two Months
50	20430101	21537.79	0	0	0	0	0	Full	Two Years	One Month
51	20430201	47018	0	0	0	0	0	Full	Two Years	Two Months
52	20421101	13378.22	0	0	0	0	0	Full	Two Years	Two Months
53	20421201	22274	0	0	29200	0	0	Full	Two Years	Two Months
54	20430101	0	0	0	0	0	0	Full	Two Years	Two Months
55	20430101	0	0	0	0	0	0	Full	Two Years	Two Months
56	20421201	0	0	0	0	0	0	Full	Two Years	Two Months
57	20421101	0	0	0	0	0	0	Full	Two Years	Two Months
58	20430301	0	0	0	5320.35	0	0	Full	Two Years	Two Months
59	20430101	16666.66	0	0	0	0	0	Full	Two Years	Two Months
60	20330101	44633.34	29941.67	0	0	0	0	Full	Two Years	Two Months

ATTACHMENT 2

SALE AND SERVICING AGREEMENT

See Exhibit 10.1

EXHIBIT D-3

INITIAL AUTHORIZED REPRESENTATIVES OF THE SERVICER

Name	Title	Specimen Signature

EXHIBIT F

REQUEST FOR RELEASE OF DOCUMENTS

To:	Wells Fargo Bank, N.A.	Date: _______________
751 Kasota Avenue
Minneapolis, MN 55414
Attn: WFDC Release Department.

Re:	Custodial Agreement, dated as of March 1, 2013, among Christiana Trust, a division of Wilmington Savings Fund Society, FSB, as Trustee, Wells Fargo Bank, N.A., as Custodian, Sequoia Residential Funding, Inc., as Depositor, and Redwood Residential Acquisition Corporation, as Seller

In connection with the administration of the Mortgage Loans held by you as Custodian for the Trustee pursuant to the above-captioned Custodial Agreement, we request the release of the Custodian’s Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:	Investor Number:

Mortgagor Name, Address & Zip Code:	Pool Number:

Reason for Requesting Documents (check one):

_______ 1. Mortgage Paid in Full

_______ 2. Foreclosure

_______ 3. Substitution

_______ 4. Other Liquidation

_______ 5. Non-liquidation	Reason:__________________

For CMI Use Only:_____________

By:
(Authorized Signature)

Printed Name

Servicer Name:

Ship To Address:

Phone:

Custodian

Please acknowledge the execution of the above request by your signature and date below:

Date
Signature

Documents returned to Custodian:

Date
Custodian

EXHIBIT 10

FORM OF MONTHLY LOSS REPORT

Exhibit : Calculation of Realized Loss/Gain Form 332– Instruction Sheet

NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

Liquidation and Acquisition Expenses:

1.	The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

2.	The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
3.	Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.
4-12.	Complete as applicable. Required documentation:

*  For taxes and insurance advances – see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

 *  For escrow advances - complete payment history

    (to calculate advances from last positive escrow balance forward)

*  Other expenses -  copies of corporate advance history showing all payments

*  REO repairs > $1500 require explanation

*  REO repairs >$3000 require evidence of at least 2 bids.

*  Short Sale or Charge Off require P&L supporting the decision and WFB’s approved Officer Certificate

*  Unusual or extraordinary items may require further documentation.

13.	The total of lines 1 through 12.

Credits:

14-21.	Complete as applicable. Required documentation:

* Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney Letter of Proceeds Breakdown.

*  Copy of EOB for any MI or gov't guarantee

* All other credits need to be clearly defined on the 332 form

22.	The total of lines 14 through 21.

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
© Copyright Wells Fargo Bank, Corporate Trust Services
Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Please Note:	For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

Total Realized Loss (or Amount of Any Gain)

23.	The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
© Copyright Wells Fargo Bank, Corporate Trust Services
Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit 3A: Calculation of Realized Loss/Gain Form 332

Prepared by: __________________	Date: _______________
Phone: ______________________	Email Address:_____________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _________________________________________________________

Property Address: _________________________________________________________

Liquidation Type: REO Sale	3rd Party Sale	Short Sale	Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown    Yes        No

If “Yes”, provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:

(1)	Actual Unpaid Principal Balance of Mortgage Loan	$ ______________
(1)
(2)	Interest accrued at Net Rate	________________
(2)
(3)	Accrued Servicing Fees	________________
(3)
(4)	Attorney's Fees	________________
(4)
(5)	Taxes (see page 2)	________________
(5)
(6)	Property Maintenance	________________
(6)
(7)	MI/Hazard Insurance Premiums (see page 2)	________________
(7)
(8)	Utility Expenses	________________
(8)
(9)	Appraisal/BPO	________________
(9)
(10)	Property Inspections	________________
(10)
(11)	FC Costs/Other Legal Expenses	________________
(11)

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
© Copyright Wells Fargo Bank, Corporate Trust Services
Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

(12)	Other (itemize)	________________
(12)
	Cash for Keys__________________________	________________
(12)
	HOA/Condo Fees_______________________	________________
(12)
	______________________________________	________________
(12)

	Total Expenses	$ _______________
(13)
Credits:
(14)	Escrow Balance	$ _______________
(14)
(15)	HIP Refund	________________
(15)
(16)	Rental Receipts	________________
(16)
(17)	Hazard Loss Proceeds	________________
(17)
(18)	Primary Mortgage Insurance / Gov’t Insurance	________________
	(18a) HUD Part A	________________
(18b)	HUD Part B
(19)	Pool Insurance Proceeds	________________
(19)
(20)	Proceeds from Sale of Acquired Property	________________
(20)
(21)	Other (itemize)	________________
(21)
	_________________________________________	________________
(21)

	Total Credits	$________________
(22)
Total Realized Loss (or Amount of Gain)		$________________
(23)

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
© Copyright Wells Fargo Bank, Corporate Trust Services
Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Escrow Disbursement Detail

Type (Tax /Ins.)	Date Paid	Period of Coverage	Total Paid	Base Amount	Penalties	Interest

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
© Copyright Wells Fargo Bank, Corporate Trust Services
Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

EXHIBIT 11

FORM OF DELINQUENCY REPORTING

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
© Copyright Wells Fargo Bank, Corporate Trust Services
Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit : Standard File Layout – Delinquency Reporting

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

Column/Header Name	Description	Decimal	Format Comment
SERVICER_LOAN_NBR	A unique number assigned to a loan by the Servicer. This may be different than the LOAN_NBR
LOAN_NBR	A unique identifier assigned to each loan by the originator.
CLIENT_NBR	Servicer Client Number
SERV_INVESTOR_NBR	Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
BORROWER_FIRST_NAME	First Name of the Borrower.
BORROWER_LAST_NAME	Last name of the borrower.
PROP_ADDRESS	Street Name and Number of Property
PROP_STATE	The state where the property located.
PROP_ZIP	Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE	The date that the borrower's next payment is due to the servicer at the end of processing cycle, as reported by Servicer.		MM/DD/YYYY
LOAN_TYPE	Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE	The date a particular bankruptcy claim was filed.		MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE	The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR	The case number assigned by the court to the bankruptcy filing.
POST_PETITION_DUE_DATE	The payment due date once the bankruptcy has been approved by the courts		MM/DD/YYYY
BANKRUPTCY_DCHRG_DISM_DATE	The Date The Loan Is Removed From Bankruptcy. Either by Dismissal, Discharged and/or a Motion For Relief Was Granted.		MM/DD/YYYY
LOSS_MIT_APPR_DATE	The Date The Loss Mitigation Was Approved By The Servicer		MM/DD/YYYY
LOSS_MIT_TYPE	The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE	The Date The Loss Mitigation /Plan Is Scheduled To End/Close		MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE	The Date The Loss Mitigation Is Actually Completed		MM/DD/YYYY

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
© Copyright Wells Fargo Bank, Corporate Trust Services
Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

FRCLSR_APPROVED_DATE	The date DA Admin sends a letter to the servicer with instructions to begin foreclosure proceedings.		MM/DD/YYYY
ATTORNEY_REFERRAL_DATE	Date File Was Referred To Attorney to Pursue Foreclosure		MM/DD/YYYY
FIRST_LEGAL_DATE	Notice of 1st legal filed by an Attorney in a Foreclosure Action		MM/DD/YYYY
FRCLSR_SALE_EXPECTED_DATE	The date by which a foreclosure sale is expected to occur.		MM/DD/YYYY
FRCLSR_SALE_DATE	The actual date of the foreclosure sale.		MM/DD/YYYY
FRCLSR_SALE_AMT	The amount a property sold for at the foreclosure sale.	2	No commas(,) or dollar signs ($)
EVICTION_START_DATE	The date the servicer initiates eviction of the borrower.		MM/DD/YYYY
EVICTION_COMPLETED_DATE	The date the court revokes legal possession of the property from the borrower.		MM/DD/YYYY
LIST_PRICE	The price at which an REO property is marketed.	2	No commas(,) or dollar signs ($)
LIST_DATE	The date an REO property is listed at a particular price.		MM/DD/YYYY
OFFER_AMT	The dollar value of an offer for an REO property.	2	No commas(,) or dollar signs ($)
OFFER_DATE_TIME	The date an offer is received by DA Admin or by the Servicer.		MM/DD/YYYY
REO_CLOSING_DATE	The date the REO sale of the property is scheduled to close.		MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE	Actual Date Of REO Sale		MM/DD/YYYY
OCCUPANT_CODE	Classification of how the property is occupied.
PROP_CONDITION_CODE	A code that indicates the condition of the property.
PROP_INSPECTION_DATE	The date a property inspection is performed.		MM/DD/YYYY
APPRAISAL_DATE	The date the appraisal was done.		MM/DD/YYYY
CURR_PROP_VAL	The current "as is" value of the property based on brokers price opinion or appraisal.	2
REPAIRED_PROP_VAL	The amount the property would be worth if repairs are completed pursuant to a broker's price opinion or appraisal.	2

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
© Copyright Wells Fargo Bank, Corporate Trust Services
Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

If applicable:
DELINQ_STATUS_CODE	FNMA Code Describing Status of Loan
DELINQ_REASON_CODE	The circumstances which caused a borrower to stop paying on a loan. Code indicates the reason why the loan is in default for this cycle.
MI_CLAIM_FILED_DATE	Date Mortgage Insurance Claim Was Filed With Mortgage Insurance Company.		MM/DD/YYYY
MI_CLAIM_AMT	Amount of Mortgage Insurance Claim Filed		No commas(,) or dollar signs ($)
MI_CLAIM_PAID_DATE	Date Mortgage Insurance Company Disbursed Claim Payment		MM/DD/YYYY
MI_CLAIM_AMT_PAID	Amount Mortgage Insurance Company Paid On Claim	2	No commas(,) or dollar signs ($)
POOL_CLAIM_FILED_DATE	Date Claim Was Filed With Pool Insurance Company		MM/DD/YYYY
POOL_CLAIM_AMT	Amount of Claim Filed With Pool Insurance Company	2	No commas(,) or dollar signs ($)
POOL_CLAIM_PAID_DATE	Date Claim Was Settled and The Check Was Issued By The Pool Insurer		MM/DD/YYYY
POOL_CLAIM_AMT_PAID	Amount Paid On Claim By Pool Insurance Company	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_FILED_DATE	Date FHA Part A Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_A_CLAIM_AMT	Amount of FHA Part A Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_A_CLAIM_PAID_DATE	Date HUD Disbursed Part A Claim Payment		MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT	Amount HUD Paid on Part A Claim	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_FILED_DATE	Date FHA Part B Claim Was Filed With HUD		MM/DD/YYYY
FHA_PART_B_CLAIM_AMT	Amount of FHA Part B Claim Filed	2	No commas(,) or dollar signs ($)
FHA_PART_B_CLAIM_PAID_DATE	Date HUD Disbursed Part B Claim Payment		MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT	Amount HUD Paid on Part B Claim	2	No commas(,) or dollar signs ($)

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
© Copyright Wells Fargo Bank, Corporate Trust Services
Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

VA_CLAIM_FILED_DATE	Date VA Claim Was Filed With the Veterans Admin		MM/DD/YYYY
VA_CLAIM_PAID_DATE	Date Veterans Admin. Disbursed VA Claim Payment		MM/DD/YYYY
VA_CLAIM_PAID_AMT	Amount Veterans Admin. Paid on VA Claim	2	No commas(,) or dollar signs ($)
MOTION_FOR_RELIEF_DATE	The date the Motion for Relief was filed	10	MM/DD/YYYY
FRCLSR_BID_AMT	The foreclosure sale bid amount	11	No commas(,) or dollar signs ($)
FRCLSR_SALE_TYPE	The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
REO_PROCEEDS	The net proceeds from the sale of the REO property.		No commas(,) or dollar signs ($)
BPO_DATE	The date the BPO was done.
CURRENT_FICO	The current FICO score
HAZARD_CLAIM_FILED_DATE	The date the Hazard Claim was filed with the Hazard Insurance Company.	10	MM/DD/YYYY
HAZARD_CLAIM_AMT	The amount of the Hazard Insurance Claim filed.	11	No commas(,) or dollar signs ($)
HAZARD_CLAIM_PAID_DATE	The date the Hazard Insurance Company disbursed the claim payment.	10	MM/DD/YYYY
HAZARD_CLAIM_PAID_AMT	The amount the Hazard Insurance Company paid on the claim.	11	No commas(,) or dollar signs ($)
ACTION_CODE	Indicates loan status		Number
NOD_DATE			MM/DD/YYYY
NOI_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE			MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE			MM/DD/YYYY
REO_SALES_PRICE			Number
REALIZED_LOSS/GAIN	As defined in the Servicing Agreement		Number

Exhibit 2: Standard File Codes – Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

•	ASUM-	Approved Assumption
•	BAP-	Borrower Assistance Program
•	CO-	Charge Off
•	DIL-	Deed-in-Lieu
•	FFA-	Formal Forbearance Agreement
•	MOD-	Loan Modification
•	PRE-	Pre-Sale

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
© Copyright Wells Fargo Bank, Corporate Trust Services
Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

•	SS-	Short Sale
•	MISC-	Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

•	Mortgagor
•	Tenant
•	Unknown
•	Vacant

The Property Condition field should show the last reported condition of the property as follows:

•	Damaged
•	Excellent
•	Fair
•	Gone
•	Good
•	Poor
•	Special Hazard
•	Unknown

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
© Copyright Wells Fargo Bank, Corporate Trust Services
Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
© Copyright Wells Fargo Bank, Corporate Trust Services
Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit 2: Standard File Codes – Delinquency Reporting, Continued

The FNMA Delinquent Status Code field should show the Status of Default as follows:

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
© Copyright Wells Fargo Bank, Corporate Trust Services
Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com